UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 6, 2015 (May 6, 2015)
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Avis Budget Group, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (973) 496-4700
N/A
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Avis Budget Group, Inc. (the “Company”) is filing this Current Report on Form 8-K to recast certain financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2014 (“2014 Form 10-K”) due to changes in our reportable segments.
During the first quarter of 2015, we changed our management structure. Accordingly, the financial results of the Company's North America, South America, Central America and Caribbean operations are now included in the Company’s Americas reportable segment. We began to report comparative results under the new organization structure with the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.
The information included in this Form 8-K is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate any of our previously issued financial statements, which were included in our 2014 Form 10-K. In particular, there have been no changes to the Company’s consolidated results of operations, balance sheets or statements of cash flows. This Form 8-K does not reflect events occurring after we filed our 2014 Form 10-K and does not modify or update the disclosures therein in any way, other than to illustrate the realignment of our management structure. For significant developments which have occurred subsequent to the filing of the 2014 Form 10-K, refer to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015.
The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the changes noted above, a new registration, proxy or information statement that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes. In the event that one of the above may occur, the Company is filing this Form 8-K to recast our consolidated financial statements as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, to reflect the changes in segment reporting, as described above. The recast of Items contained in the Company’s 2014 Form 10-K is presented in Exhibits 99.1, 99.2, 99.3 and 99.4 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits
(d)     Exhibits
The following exhibits are filed as part of this report:

Exhibit No.	Description
23.1	CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
99.1	REVISED BUSINESS DISCUSSION
99.2	REVISED SELECTED FINANCIAL DATA
99.3	REVISED MANAGEMENT’S DISCUSSION AND ANALYSIS
99.4	REVISED CONSOLIDATED FINANCIAL STATEMENTS AND ACCOMPANYING FOOTNOTES
99.5	REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase.
101.DEF	XBRL Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Taxonomy Extension Label Linkbase.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

By	/s/ David T. Calabria
David T. Calabria Vice President and Chief Accounting Officer May 6, 2015

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